Exhibit 99.2

News Release

For more information, contact:

Teresa Paulsen             MEDIA

Vice President,

Communication & External Relations

ConAgra Foods, Inc.

tel: 402-240-5210

Chris Klinefelter          ANALYSTS

Vice President, Investor Relations

ConAgra Foods, Inc.

tel: 402-240-4154

www.conagrafoods.com

FOR IMMEDIATE RELEASE

ConAgra Foods, Inc. Announces Amendments to the

Cash Tender Offers for Certain Ralcorp Notes

OMAHA, Neb. (January 10, 2013) – ConAgra Foods, Inc. (NYSE: CAG) (“ConAgra Foods”) today announced that it was amending its tender offers to purchase for cash (each, a “Tender Offer” and, collectively, the “Tender Offers”) and consent solicitations with respect to (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) any and all Floating Rate Notes due August 15, 2018 (the “Floating Rate Notes”) issued by Ralcorp Holdings, Inc. (“Ralcorp”), 7.29% Notes due August 15, 2018 (the “2018 Notes”) issued by Ralcorp, and 7.39% Notes due August 15, 2020 (together with the Floating Rate Notes and the 2018 Notes, the “Notes”) issued by Ralcorp.

Each Tender Offer and Consent Solicitation, as applicable, is amended as follows:

(1)	the Early Tender Date, as defined in the offer to purchase and consent solicitation statement dated December 28, 2012 (the “Offer to Purchase and Consent Solicitation Statement”), is extended from 5:00 p.m., New York City time, on January 14, 2013, to 5:00 p.m., New York City time, on January 29, 2013, unless otherwise extended (as so amended, the “Early Tender Date”);

(2)	the Pricing Date, as defined in the Offer to Purchase and Consent Solicitation Statement, is amended so that such date will be the tenth business day prior to the Expiration Date, as defined in the Offer to Purchase and Consent Solicitation Statement (as so amended, the “Pricing Date”), and any extension of the Expiration Date shall also result in the similar extension of the Pricing Date;

(3)	tenders of Notes may be withdrawn at any time prior to the Expiration Date, and any extension of the Expiration Date shall also result in the similar extension of the right to withdraw tenders of the Notes; and

(4)	ConAgra Foods is no longer soliciting consents to any of the Proposed Amendments (as defined in the Offer to Purchase and Consent Solicitation Statement); accordingly, holders of Notes will not be deemed to consent, with respect to the principal amount of Notes such holders tender pursuant to the Tender Offers, to any of the Proposed Amendments, and ConAgra Foods’ Consent Solicitations are hereby terminated.

Except as set forth above, the terms and conditions of the Tender Offers as described in the Offer to Purchase and Consent Solicitation Statement and related Letter of Transmittal remain unchanged.

The Tender Offers are being made in connection with the merger agreement, dated as of November 26, 2012, by and among ConAgra Foods, Phoenix Acquisition Sub Inc., a wholly owned subsidiary of ConAgra Foods, and Ralcorp, pursuant to which ConAgra Foods has agreed to acquire Ralcorp (the “Acquisition”). Each Tender Offer is subject to the satisfaction of certain conditions, set forth in the Offer to Purchase and Consent Solicitation Statement, including, among other things, the consummation of the Acquisition.

        The complete terms and conditions of the Tender Offers are described in the Offer to Purchase and Consent Solicitation Statement and related Letter of Transmittal, as amended by this press release, copies of which may be obtained by contacting Global Bondholder Services Corporation, the tender and information agent in connection with the Tender Offers, at (866) 389-1500 (U.S. toll-free) or (212) 430-3774 (banks and brokers). BofA Merrill Lynch is the exclusive dealer manager and solicitation agent for the Tender Offers. Additional information concerning the Tender Offers may be obtained by contacting BofA Merrill Lynch, Debt Advisory Services, at (980) 388-3646 (collect) or (888) 292-0070 (U.S. toll-free).

This press release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful. The Tender Offers are being made solely pursuant to the Offer to Purchase and Consent Solicitation Statement, as amended by this press release, and related transmittal documents.

About ConAgra Foods

ConAgra Foods is one of North America’s leading food companies, with consumer brands in 97% of America’s households and sold in grocery, convenience, mass merchandise and club stores. ConAgra Foods also has a strong business-to-business presence, supplying frozen potato and sweet potato products, as well as other vegetable, spice and grain products to a variety of well-known restaurants, foodservice operators and commercial customers. For more information, visit www.conagrafoods.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on ConAgra Foods’ current expectations and are subject to uncertainty and changes in circumstances. These forward-looking statements include, among others, statements regarding expected synergies and benefits of the Acquisition, expectations about future business plans, prospective performance and opportunities, regulatory approvals and the expected timing of the completion of the Acquisition. These forward-looking statements may be identified by the use of words such as “expect,” “anticipate,” “believe,” “estimate,” “potential,” “should” or similar words. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied in or by such forward-looking statements. These risks and uncertainties include, but are not limited to, the satisfaction of conditions to the Tender Offers; the timing to consummate the Acquisition; the ability and timing to obtain required regulatory approvals and satisfy other closing conditions in connection with the Acquisition, including the approval of Ralcorp’s shareholders; the company’s ability to realize the synergies contemplated by the potential transaction; the company’s ability to promptly and effectively integrate the businesses of Ralcorp and ConAgra Foods’; availability and prices of raw materials, including any negative effects caused by inflation and adverse weather conditions; the effectiveness of its product pricing, including any pricing actions and promotional changes; future economic circumstances; industry conditions; the company’s ability to execute its operating and restructuring plans; the success of the company’s innovation, marketing, including increased marketing investments, and cost-saving initiatives; the competitive environment and related market conditions; operating efficiencies; the ultimate impact of the company’s product recalls; access to capital; the company’s success in effectively and efficiently integrating its acquisitions, actions of governments and regulatory factors affecting the company’s businesses, including the Patient Protection and Affordable Care Act; the amount and timing of repurchases of the company’s common stock, if any; and other risks described in the company’s reports filed with the Securities and Exchange Commission. The company cautions readers not to place undue reliance on any forward-looking statements included in this release, which speak only as of the date made. A copy of all annual and quarterly reports, current reports material to holders and any current amendment or supplement to the Offer to Purchase and Consent Solicitation Statement may be obtained from the tender and information agent, Global Bondholder Services Corporation, at (866) 407-3900 (toll-free) or (212) 430-3774 (banks and brokers).